                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           June 1, 2001
                                                --------------------------------



                           PACIFICHEALTH LABORATORIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                           000-23495                              22-3367588
---------------------------         --------------------------             --------------------------
(State or other jurisdiction              (Commission                            (IRS Employer
     of Incorporation)                    File Number)                         Identification No.)


1480 Route 9 North, Suite 204, Woodbridge, New Jersey              07095
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            732/636-6141
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

         On June 1, 2001, PacificHealth Laboratories, Inc. (the "Company") entered into a License Agreement with SmithKline Beecham PLC (d/b/a GlaxoSmithKline) (referred to in this Report as "GSK") providing GSK with exclusive worldwide rights to the trademarks, technology, patents and know-how for Satietrol(R), the Company's appetite control product. At the same time, Glaxo Wellcome International B.V., an affiliate of GSK, purchased 541,711 shares of the Company's common stock for an aggregate $1,500,000.

         On June 11, 2001, the Company received an initial licensing fee of $1,000,000 under the License Agreement. The Company may receive additional milestone payments if GSK meets certain development goals and launches a product based on the Satietrol patents in the United States. If GSK does launch a product, the Company will also be entitled to a royalty on sales. The Agreement does not set a specific time by which GSK must launch a product, but does set a specific time for launch after GSK has met some of the intermediate milestones. The License Agreement does not provide for minimum royalties. If certain milestones prior to launch of a product by GSK are not achieved by GSK, and GSK does not wish to make the milestone payments, the rights to the product will revert back to the Company.

         The License Agreement permits the Company to continue to market and sell its current Satietrol(R) products, using the Satietrol(R) name, through the Company's present distribution channels of health food stores, chains and websites, and the website Drugstore.com, until GSK launches its own product. Once GSK launches its own product, the Company will have the right to market a powdered, meal replacement product based upon the Satietrol(R) technology, without using the Satietrol(R) name.

         The License Agreement also grants GSK a right of first refusal to obtain an exclusive license on any new product developments in appetite suppression, weight loss, weight management or meal replacement for weight loss. The right of first refusal only applies if the Company intends to use a third party to further develop or commercialize the new product, and not if the Company will commercialize the product itself. The right of first refusal will lapse if the Company undergoes a change in control.

         Under a Stock Purchase Agreement dated June 1, 2001, Glaxo Wellcome International BV, an affiliate of GSK, purchased 541,711 shares of the Company's common stock for an aggregate $1,500,000. The purchase price was based upon the average closing prices for the Company's common stock for the ten trading days prior to the date of purchase.

         There were no restrictions placed on the Company's use of the investment funds. The Company will use a portion of the proceeds of the investment and/or the initial licensing fee to repay $300,000 in promissory notes issued in April, 2001.

         Under the Stock Purchase Agreement, the purchaser has the right to designate a nominee to the Company's board of directors, and thereafter, so long as the purchaser and its affiliates own 10% or more of the Company's outstanding common stock, the purchaser has the right to require the Company to include the purchaser's designee as a nominee at all elections of directors. The shares purchased under the Stock Purchase Agreement constitute less than 10% of the outstanding shares of common stock.

         The Company also granted the purchaser certain piggyback registration rights.

         The Stock Purchase Agreement is filed with this Report. A redacted copy of the License Agreement will be filed by amendment as an exhibit to this Report. The redacted License Agreement will omit certain provisions that contain trade secrets and/or confidential commercial or financial information. A copy of the License Agreement containing such information will be filed separately with the Securities and Exchange Commission concurrently with the filing of the redacted version as an amendment to this Report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (b) Pro Forma Financial Information. Balance Sheet and Statement of Operations of the Company (unaudited) as of and for the four months ended April 30, 2001, with pro forma adjustments showing the effects of receipt of the initial payment under the License Agreement, the purchase of common stock under the Stock Purchase Agreement and related matters.

         (c) Exhibits

         4.1 Stock Purchase Agreement dated June 1, 2001 between PacificHealth Laboratories, Inc. and Glaxo Wellcome International BV.

The following exhibit will be filed by amendment:

         10.1 License Agreement dated June 1, 2001 between PacificHealth Laboratories, Inc. and SmithKline Beecham PLC (d/b/a GlaxoSmithKline), redacted to omit trade secret and confidential commercial and financial information.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PACIFICHEALTH LABORATORIES, INC.



Dated:         June 14, 2001               By: /s/ Robert Portman
        ----------------------------           --------------------------------
                                               Robert Portman, President

                        PACIFICHEALTH LABORATORIES, INC.
                                  BALANCE SHEET

                                     ASSETS

                                                                    Actual                           Proforma
                                                               April 30, 2001       Proforma     April 30, 2001
                                                                 (Unaudited)      Adjustments      (Unaudited)
                                                                 ------------     -----------      ------------
Current assets:
   Cash and cash equivalents                                     $   311,684      $ 2,175,000      $ 2,486,684
   Accounts receivable, net                                          648,388                -          648,388
   Inventories                                                     1,197,169                -        1,197,169
   Prepaid expenses                                                  164,734                -          164,734
                                                                 -----------      -----------      -----------
               Total current assets                                2,321,975        2,175,000        4,496,975

Property and equipment, net                                           62,539                -           62,539

Other asset:
   Deposits                                                          195,434                -          195,434
                                                                 -----------      -----------      -----------

                                                                 $ 2,579,948      $ 2,175,000      $ 4,754,948
                                                                 ===========      ===========      ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable                                                 $    55,818      $         -      $    55,818
   Accounts payable and accrued expenses                             520,886                -          520,886
   Customer deposits                                                       -                -                -
                                                                 -----------      -----------      -----------
          Total current liabilities                                  576,704                -          576,704
                                                                 -----------      -----------      -----------

Long-Term liabilities:
   Notes payable                                                     300,000         (300,000)               -

Stockholders' equity:
   Preferred stock, $.01 par value;
    authorized 1,000,000 shares;
    issued and outstanding -0- shares
    shares of 10% convertible preferred                                    -                -                -
   Common stock, $.0025 par value;
    authorized 10,000,000 shares;
    issued and outstanding 5,121,367 shares
    at April 30, 2001                                                 11,935            1,354           13,289
   Additional paid-in capital                                     11,128,699        1,498,646       12,627,345
   Accumulated deficit                                            (9,437,390)        975,000        (8,462,390)
                                                                 -----------      -----------      -----------
                                                                   1,703,244        2,475,000        4,178,244
                                                                 -----------      -----------      -----------

                                                                 $ 2,579,948      $ 2,175,000      $ 4,754,948
                                                                 ===========      ===========      ===========

                        PACIFICHEALTH LABORATORIES, INC.
                            STATEMENTS OF OPERATIONS
                    FOR THE FOUR MONTHS ENDED APRIL 30, 2001
                                   (UNAUDITED)

                                                                               Actual                           Proforma
                                                                             April 2001        Proforma        April 2001
                                                                               Y T D         Adjustments         Y T D
                                                                             ----------      -----------       ----------
Product Sales                                                               $ 1,258,118      $         -       $ 1,258,118
Licensing Revenue                                                                     -        1,000,000         1,000,000
                                                                            -----------      -----------       -----------
          Total Revenues                                                      1,258,118        1,000,000         2,258,118

Cost of goods sold                                                              655,442                -           655,442
                                                                            -----------      -----------       -----------

Gross Profit                                                                    602,676        1,000,000         1,602,676

Selling, general and administrative expenses                                    697,329           25,000           722,329
Research & Development                                                           27,901                -            27,901
Amortization expense                                                                  -                -                 -
Depreciation expense                                                             15,167                -            15,167
                                                                            -----------      -----------       -----------
                                                                                740,397           25,000           765,397
                                                                            -----------      -----------       -----------

Net operating profit (loss)                                                    (137,721)         975,000           837,279

Other income (expense)
   Interest income                                                                1,612                -             1,612
   Interest expense                                                              (1,380)               -            (1,380)
                                                                            -----------      -----------       -----------
                                                                                    232                -               232
                                                                            -----------      -----------       -----------

Net income before income taxes                                                 (137,489)         975,000           837,511

Provision (benefit) for income taxes                                                  -                -                 -
                                                                            -----------      -----------       -----------

Net income (loss)                                                           $  (137,489)     $   975,000       $   837,511
                                                                            ===========      ===========       ===========

Basic income (loss) per share                                               $     (0.03)     $      0.18       $      0.16
                                                                            ===========      ===========       ===========

Diluted income (loss) per share                                             $     (0.03)     $      0.16       $      0.14
                                                                            ===========      ===========       ===========

Weighted average common shares:
     Basic                                                                    4,733,450        5,275,161         5,275,161
                                                                            ===========      ===========       ===========

     Diluted                                                                  5,399,794        5,941,505         5,941,505
                                                                            ===========      ===========       ===========

                        PACIFICHEALTH LABORATORIES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                    FOR THE FOUR MONTHS ENDED APRIL 30, 2001
                                   (UNAUDITED)


1. Basis of presentation:

   The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions for Form 10-QSB and Item 310 of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the four months ended April 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. The unaudited financial statements should be read in conjunction with the financial statements and footnotes thereto included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000.


2. Stock Based Compensation

   The Company granted 470,000 Incentive Stock Options (ISOs) to employees during the first four months of 2001 which vest during the first quarter of 2002 with an exercise price of $0.313 per share. The Company, per Dr. Portman's 2001 Employment Agreement, also re-priced the grant of options issued under his 1998 Employment Agreement to purchase up to 475,000 shares of Common Stock, from $6.00 to $0.313 per share. These options vested immediately. The exercise price for all 945,000 options was equal to the fair market value of the common stock on the date of grant. Since the Company accounts for its options under APB No. 25, no compensation expense was recognized.

   The Company also granted 55,000 stock options to consultants during the first four months of 2001. 25,000 options vested upon grant with exercise prices ranging from $0.50 per share to $0.781 per share, and 30,000 options vest during the first quarter 2002 with an exercise price of $0.313 per share. The options were determined to have a value of $28,772 for the four months ended April 30, 2001. These amounts were charged to operations in the for four months ended April 30, 2001 and added to paid-in capital in accordance with SFAS 123.

3. Proforma Adjustments

   The Pro Forma adjustments show the effects of the Company's transactions with GlaxoSmithKline ("GSK") in early June, 2001, as if such transactions had taken place on or before April 30, 2001. These transactions consisted of the Company's receipt of an initial licensing fee of $1,000,000 for the Company's Satietrol(R) Technology and GSK's purchase of 541,711 shares of the Company's Common Stock for an aggregate $1,500,000. The Pro Forma also reflect the repayment of $300,000 in debt with the proceeds of the cash received from GSK, and the incurrence of approximately $25,000 in legal fees in connection with the transactions. The repaid debt was incurred by the Company in April, 2001.